UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

FIrst Busey Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Your Vote Counts! FIRST BUSEY CORPORATION 2022 Annua l Meeting Vote by May 24, 2022 11:59 PM ET for sh ares held directly. Vote by Ma y 22, 2022 11:59 PM ET for sha res held in the First Bu sey Corporation Profit Sharing Plan and Trust and in the Employee Stock Purchase Plan .FIRST BUSEY CORPORATION 100 WEST UNIVERSITY AVENUE CHAMPAIGN, IL 61820D72595 -P6 6845You invested in FIRST BUSEY CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual M eet in g. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2022. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or emai l copy of the material(s) by requesting on or before May 11, 20 22. If you would like to request a copy of the material(s) for t his and/or future stockholder meetings, you may (1) visit www .Prox yVote.com, (2) call 1-800-579-1639 or (3) send an email to send material@pro xyvote.com. If sending an email, please include your control number (indicated below) in the subject line . Unless requested, you will not otherwise receive a paper or email copy.Smartphone users Point your cam era here an d vote w itho ut entering a l num berVirtu ally at:Vote Virtually at the Meeting* May 25, 2022 10:30 AM CDTww w.virtual sh areholdermeeting.com /BUSE2022* Please check th e meetin g mat erials for any special requir ement s fo r meeting att endanc e.V1.1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items 1. Election of Directors Nominees: 01) Samuel P. Banks 02) George Barr 03) Stanley J. Bradshaw04) Michael D. Cassens 05) Van A. Dukeman 06) Karen M. Jensen07) Frederic L. Kenney 08) Stephen V. King 09) Gregory B. Lykins10) Cassandra R. SanfordBoard Recommends0For2. To approve, in a non-binding, advisory vote, the compensation of our named executive officers, as described in the accompanying proxy statement, which is referred to as a "say-on-pay" proposal. 3. To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022. NOTE: The proxy will be voted in the discretion of the named proxies upon such other business as may properly come before the meeting or any adjournment t hereof.0For 0ForPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery" .D72596 -P6 6845